Exhibit 99.2

                             Joint Filer Information
                             -----------------------


This Statement on Form 4 is filed by MatlinPatterson LLC, MatlinPatterson Global Opportunities Partners L.P., MatlinPatterson Global Opportunities Partners (Bermuda) L.P., MatlinPatterson Global Partners LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Asset Management LLC, David J. Matlin and Mark R. Patterson.

The principal business address of each of the Reporting Persons is 520 Madison Avenue, New York, NY 10022.

Name of Designated Filer:  MatlinPatterson LLC
Date of Event Requiring Statement:  January 1, 2004
Issuer Name and Ticker or Trading Symbol:  Polymer Group, Inc. (POLGA.OB)


Date:  February 6, 2004       MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS L.P.

                              By:  MATLINPATTERSON GLOBAL PARTNERS LLC
                                   as general partner


                                       By: /s/ Mark R. Patterson
                                           ------------------------------------
                                               Mark R. Patterson
                                               Director


Date:  February 6, 2004       MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS
                              (BERMUDA) L.P.

                              By:  MATLINPATTERSON GLOBAL PARTNERS LLC
                                   as general partner


                                       By: /s/ Mark R. Patterson
                                           ------------------------------------
                                               Mark R. Patterson
                                               Director


Date:  February 6, 2004       MATLINPATTERSON GLOBAL PARTNERS LLC


                                       By: /s/ Mark R. Patterson
                                           ------------------------------------
                                               Mark R. Patterson
                                               Director


Date:  February 6, 2004       MATLIN PATTERSON GLOBAL ADVISERS LLC


                                       By: /s/ Mark R. Patterson
                                           ------------------------------------
                                               Mark R. Patterson
                                               Chairman
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Date:  February 6, 2004       MATLINPATTERSON ASSET MANAGEMENT LLC


                                       By: /s/ Mark R. Patterson
                                           ------------------------------------
                                               Mark R. Patterson
                                               Chairman


Date:  February 6, 2004       MARK R. PATTERSON


                                       By: /s/ Mark R. Patterson
                                           ------------------------------------
                                               Mark R. Patterson


Date:  February 6, 2004       DAVID J. MATLIN

                                       By: /s/ David J. Matlin
                                           ------------------------------------
                                               David J. Matlin